CORBUS PHARMACEUTICALS

Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases



NASDAQ:CRBP www.corbuspharma.com

Forward-Looking Statements

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Leadership Team

Management



Yuval Cohen, PhD
Chief Executive Officer, Director

Co-founder and former President of Celsus Therapeutics (CLTX). Expertise in developing anti-inflammatory drugs including for CF



Sean Moran, CPA, MBA
Chief Financial Officer

Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) & Anika Therapeutics (ANIK)



Mark Tepper, PhD
President & Chief Scientific Officer

Former VP U.S. Research & Operations, EMD Serono; Sr. Investigator, Bristol-Myers Squibb



Barbara White, MD
Chief Medical Officer

Board-certified Rheumatologist and clinical immunologist. Previously SVP and Head, R&D Stiefel, a GSK company, VP and Head of Inflammation Clinical Development for UCB & MedImmune, and Director, Medical Affairs, Amgen

Board of Directors



Amb. Alan Holmer - Chairman of the Board
- Former CEO of PhRMA (1996-2005)
- Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009)
- Former board member of Inspire Pharma
- Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation



Avery W. (Chip) Caitlin
- CFO Celldex Therapeutics (CLDX) since 2000
- Raised over $600MM in financing
- Over 20 years experience in industry: Repligen (CFO) and Endogen (CFO)



David Hochman
- Managing Partner of Orchestra Medical Ventures
- Over 19 years of venture capital and investment banking experience
- Former Managing Director of Spencer Trask Ventures, Inc. securing over $600MM in equity capital



Renu Gupta, MD
- Over 25 years of R&D, regulatory and senior management experience in the biopharma industry
- Former EVP, and CMO of Insmed, a specialty CF company
- Former VP and Head of U.S. Clinical Research and Development, Novartis
- Senior Advisor to CEOs and Boards of biopharma

CORBUS PHARMACEUTICALS

Overview

Targeting Rare + Chronic + Serious Inflammatory / Fibrotic Diseases

Anabasum:

- Novel synthetic oral endocannabinoid-mimetic with unique MOA
- 4 clinical programs
- Positive Phase 2 data: systemic sclerosis and cystic fibrosis
- Multiple opportunities to expand into additional indications
- IP portfolio → 2033

CORBUS PHARMACEUTICALS

Anabasum Pipeline: Multiple Opportunities in Rare Autoimmune / Inflammatory / Fibrotic Diseases

	Indication	Patient Population	Phase of Development	Orphan Designation	Fast Track Status	Open-Label Extension	Nondilutive Funding	Next Catalyst
Autoimmune	Systemic Sclerosis (SSc)	90,000 (US+EU)	Launch Phase 3	✓	✓	✓		Commence Phase 3 study H2 2017
Autoimmune	Dermatomyositis (DM)	50,000 (US+EU)	Phase 2			✓	✓ NIH Funded[1]	Phase 2 data expected H2 2017
Autoimmune	Systemic Lupus Erythematosus (SLE)	500,000 (US+EU)	Phase 2				✓ NIH Funded[1]	Commence Phase 2 study H2 2017
Genetic / Inflammatory	Cystic Fibrosis (CF)	75,000 (worldwide)	Launch Phase 2b	✓	✓		✓ CF Foundation[2]	Commence Phase 2b study H2 2017

1) NIH grants fund Phase 2 trials of anabasum in dermatomyositis and systemic lupus erythematosus; Corbus retains all rights to the product and owns the IND data;
2) Awarded 2015; project completed

CORBUS PHARMACEUTICALS

Normal Inflammatory Process vs. Chronic Inflammation

Normal Inflammation Process



Inflammation / Fibrosis
Activation
Resolution
Time

Immune System Returns to Homeostasis

Inflammatory / Fibrotic Disease



Chronic Inflammation / Fibrosis
Inflammation / Fibrosis
Activation
Time

Immune System is Unable to Return to Homeostasis, Leading to Fibrosis

Endocannabinoids Play a Unique Role in Inflammation and Fibrosis


Resolution of inflammation and fibrosis
CB2
Endocannabinoid system

- Short-lived on-demand lipid mediators produced by multiple cell types
- Modulate innate immune responses[1] via cannabinoid receptor type 2 (CB2) on immune cells[2]
- CB2 mouse knockouts have exaggerated innate immune responses and fibrosis[3]
- CB2 human polymorphisms ↑ inflammation[4] and ↑ risk of autoimmunity[5]
- MOA of CB2 agonism: triggering of resolution of innate immune responses[6]

1) 1: Klein, 2005 2: Turcot, 2016 3: Akhmetshina, 2008 4: Rossi 2012, Coppola, 2015 5: Sipe 2005, Gouda 2013 6: Shinohara 2012

Unique Characteristics of Anabasum Make It an Attractive Candidate for Rare + Chronic Inflammatory / Fibrotic Diseases

High

- CB2 Binding Affinity
  (Pro-resolution receptors in the immune system)



\+

Low

- CB1 Binding Affinity
  (Analgesic receptors in the brain)
- Blood Brain Barrier Penetration



=

Targeting Inflammation without Immunosuppression and Limited CNS Activity



Anabasum Promotes Resolution of Inflammation and Fibrotic Responses

Resolution of Chronic Inflammation and Fibrosis


Inflammation / Fibrosis
Activation
CB2
Homeostasis
Time

Anabasum: Triggers Resolution of Innate Immune Responses

Decreases

- ✓ Pro-inflammatory lipids
- ✓ Vasodilation / edema
- ✓ Chemokines
- ✓ Tissue infiltration with neutrophils and other inflammatory cells
- ✓ Pro-inflammatory cytokines
- ✓ Pro-fibrotic growth factors
- ✓ Myofibroblast accumulation
- ✓ Extracellular matrix production

Increases

- ✓ Pro-resolving lipid mediators
- ✓ Pro-resolving macrophages
- ✓ Clearance of bacteria
- ✓ Clearance of cellular debris
- ✓ Resolution of tissue infiltration with inflammatory cells

MOA Broadly Applicable to Multiple Inflammatory / Fibrotic Diseases

CORBUS PHARMACEUTICALS

Diffuse Cutaneous Systemic Sclerosis:

- Positive Phase 2 data
- Ongoing open-label extension
- Commencing Phase 3 study in H2 2017
- Potential approval in 2020

CORBUS PHARMACEUTICALS



Systemic Sclerosis

Chronic systemic autoimmune disease causing fibrosis of skin and internal organs

90,000
Patients in U.S. + EU

80%
Female patients

40-60 Years
Average age of patients

Lung Fibrosis
Common cause of death - 40%-60% mortality in 10 years

Key Takeaways

- Life-threatening, rare disease
- No SSc-specific drugs approved
- Current therapy: Immunosuppressive agents (safety risk)
- Need for proven safe and effective therapies

CORBUS PHARMACEUTICALS

Clinical Development of Anabasum in Systemic Sclerosis

- Positive data in Phase 2 study
- Well tolerated and not immunosuppressive
- Consistent clinical benefit in multiple efficacy outcomes
- Improvement of biomarkers in skin biopsies
- Ongoing open-label extension of Phase 2 study
- Phase 3 study to commence H2 2017

Design of Completed Phase 2 Study

Positive Results Reported in November 2016

- Double-blind, randomized, placebo-controlled
- 9 clinical sites in the U.S.
- 43 adults ages 18 to 70 with SSc
- 2:1 overall ratio of anabasum:placebo
- 16 week study, 12 weeks of active dosing
- Immunosuppressive medications allowed

Primary Endpoints:

- Safety and tolerability
- ACR CRISS

Secondary Endpoints:

- ACR-CRISS domains: mRSS; FVC % predicted; PtGA; MDGA; HAQ-DI
- Patient-reported outcomes

Safety and Tolerability Summary

- Anabasum was well tolerated
- No serious or severe anabasum-related TEAEs noted
- Most common adverse events were mild/moderate:
  - Dizziness (22% in anabasum-treated subjects vs. 13% in placebo-treated subjects)
  - Fatigue (19% in anabasum-treated subjects vs. 7% in placebo-treated subjects)

CORBUS PHARMACEUTICALS

mRSS: Skin Thickening Improved


mRSS Change from Baseline
Anabasum
Placebo
P = 0.085
Minimal Important Improvement
Change in mRSS, LS means ±SE
1
0
-1
-2
-3
-4
-5
-6
0
4
8
12
16
Week
Reduction = improvement

Primary Endpoint in Upcoming Phase 3 Study

- mRSS improved at week 16 from baseline -4.7 ± 1.1 (SE) for anabasum subjects vs. -2.0 ± 1.5 for placebo subjects
- Improvement from baseline of -4.7 points in anabasum subjects is clinically important

Improved Patient Reported Skin Symptoms



SSc Skin Symptoms Questionnaire[1]
SSc Skin Questionnaire score, change from baseline
0
-5
-10
-15
-20
-25
-30
0
4
12
Week
P[3] = 0.044
P = 0.004
5-D Itch Questionnaire[2]
5D Itch score, change from baseline
1
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
0
4
12
Week
P[3] = 0.032
Anabasum
Placebo
Reduction = improvement

- Greater improvement in skin symptoms than placebo-treated subjects
- Improvements were seen as early as 4 weeks with anabasum treatment

[1] Ziemek J et al. Rheumatology 2016;55:911. [2] Elman S et al. Br J Dermatol 2010;162:587.
[3] Efficacy population, least squares means ± SE, analysis of covariance model, one-sided p-value.

CORBUS PHARMACEUTICALS

Improvements in ACR-CRISS Scores



Median CRISS Score
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
CRISS Score, %
Anabasum (n=26)
Placebo (n=15)
4
8
12
16
Weeks
Increase = improvement

- Composite score of change from baseline in mRSS, HAQ-DI, FVC % predicted, and physician and patient global assessments
- mRSS represents largest weighted factor in ACR-CRISS composite
- ACR-CRISS scores show improvement in anabasum-treated subjects > placebo-treated subjects

Group	CRISS Score, % Median (Interquartile Range or IQR)[1]			
	Week 4	Week 8	Week 12	Week 16
Anabasum, N = 26	**3.0** (0.6, 11.4)	**19.0** (0.3, 69.2)	**27.5** (1.9, 67.8)	**33.0** (0.8, 82.1)
Placebo, N = 15	**1.0** (0.3, 8.8)	**1.0** (0.1, 15.2)	**1.0** (0.1, 60.1)	**1.0** (0.1, 16.0)

[1] (25th percentile, 75th percentile).

Additional Efficacy Outcomes Favor Anabasum (Part 1)

* P < 0.05


HAQ-DI, Change from Baseline
Change in HAQ-DI, LS means ±SE
0.4
0.2
0.0
-0.2
-0.4
0
4
8
12
16
Week
*
*
*
*
Anabasum
Placebo
Reduction = improvement


FVC % Predicted, Change from Baseline
Change in mFVC, LS means ±SE
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
-2
0
4
8
12
16
Week
Anabasum
Placebo
Increase = improvement

Additional Efficacy Outcomes Favor Anabasum (Part 2)

* P ≤ 0.05


MDGA, Change from Baseline
0.5
0
-0.5
-1
-1.5
Change in MDGA, LS means ±SE
*
0
4
8
12
16
Week
Anabasum
Placebo

Reduction = improvement


PtGA, Change from Baseline
1.5
1
0.5
0
-0.5
-1
-1.5
Change in PtGA, LS means ±SE
*
*
0
4
8
12
16
Week
Anabasum
Placebo

Reduction = improvement

"Molecular Skin Score" in Skin Biopsies from Phase 2 Show Improvement Compared to Placebo

- Mathematical calculation of skin thickening based on gene expression
  - Based on expression levels of specific genes from microarray data
  - Validated in five independent SSc patient cohorts
  - Highly correlated with mRSS (r = 0.8)
  - Analyzed by Dr. Michael Whitfield (Dartmouth)


Anabasum
P = 0.0029
40
30
20
10
0
SDSS
Baseline
Post-treatment
Placebo
P = 0.9576
40
30
20
10
0
SDSS
Baseline
Post-treatment

CORBUS PHARMACEUTICALS

Ongoing Open-Label Extension of Phase 2 Study

Interim Data Expected H2 2017

- Open-label extension to collect long-term safety and efficacy data
- 12-month duration, planning to extend to 24 months
- All subjects receive anabasum

Planned Design of Upcoming Phase 3 Study

Phase 3 Study Scheduled to Commence H2 2017

- Double-blind, randomized, placebo-controlled
- Patient number: n = 270 multinational
- 52 week study
- Dose: anabasum 20 mg BID; 5 mg BID, or placebo BID

Primary Endpoint:

- Change from baseline in mRSS

Secondary Endpoints:

- Change from baseline in HAQ-DI
- Change from baseline in FVC % predicted
- ACR CRISS

CORBUS PHARMACEUTICALS

Systemic Sclerosis Clinical Development Milestones

H1 2017

- Oral presentation of Phase 2 data at EULAR-17

H2 2017

- Launch Phase 3 study
- Interim data from open-label study
- Extend duration of open-label study

Cystic Fibrosis:

- Positive Phase 2 data
- Support from the Cystic Fibrosis Foundation
- Expected to commence Phase 2b study in H2 2017

CORBUS PHARMACEUTICALS



Cystic Fibrosis

CF is a life-threatening, genetic disease that primarily affects the lungs and digestive system. CF is characterized by chronic lung inflammation that leads to lung damage and fibrosis.

30,000
Patients in the U.S.

75,000
Patients worldwide

40 YEARS
Average life expectancy of CF patients

Key Takeaways

- Life-threatening, rare disease
- Inflammation and fibrosis play key role in CF morbidity and mortality
- Need for safe and effective drugs that target chronic inflammation and fibrosis is unmet and recognized
- Pharmacoeconomics are proven and favorable

CORBUS PHARMACEUTICALS

Inflammation: a Key Driver of CF Morbidity and Life-Span

- CFTR interacts with multiple actors in the inflammatory cascade[3]
- CF cell lines and animal models exhibit increased inflammation even in absence of any infection[1]
- CFTR-blockers increase inflammation *in vitro*[2]
- Evidence of *in utero* inflammatory abnormalities in animals and humans[4]
- Unresolved inflammation drives fibrosis



Underlying Inflammation
Infection
Additional Inflammation
Damage
Fibrosis
Birth / early childhood
Pulmonary Exacerbations

1: Chmiel 2015, Bruscia and Bonfield 2016; 2: Ollero 2009, Peretti 2010; 3: Rubin 2007; 4: Engelhard 2015, Bours 2006

Anabasum is Uniquely Positioned in Cystic Fibrosis

Potential to be First Approved Therapy Targeting Inflammation and Fibrosis in CF

Resolution of Chronic Inflammation / Fibrosis in CF


Inflammation / Fibrosis
CB2
Time
• Resolution of hyperinflammation
• Reduction of pulmonary exacerbations


CFTR Defects
Ion Channel Dysfunction
Inability to Resolve Innate Immune Responses
Obstructing Secretions
Infection
Hyperinflammation
Fibrosis
Anabasum (Corbus)
$5MM Award from CFF1
Potentiators / Antibiotics Correctors

1) As of March 31, 2017, Corbus has received $4.5MM of the $5MM award

Clinical Development of Anabasum in Cystic Fibrosis

- **Targeting all patients: mutation/pathogen/medication agnostic**
- Positive data in Phase 2 study
- Well tolerated and not immunosuppressive
- Reduction in pulmonary exacerbations
- Reduction in inflammatory cells and mediators in sputum
- Expected to launch Phase 2b study H2 2017

CORBUS PHARMACEUTICALS

Design of Completed Phase 2 Study

Data Announced March 2017

- Double-blind, randomized, placebo-controlled
- 21 clinical sites in the U.S. and Europe
- 85 adults ages 18 to 65 with CF
- 16 week study, 12 weeks of active dosing
- Eligibility criteria
  - All mutations allowed
  - FEV1 ≥ 40% predicted
  - Background medications including prophylactic antibiotics allowed
  - No intravenous antibiotics for 14 days prior to Day 1

Primary Objectives:

- Evaluate safety and tolerability
  - Pulmonary exacerbations are an event of special interest

Secondary Objectives:

- FEV1 % predicted, lung clearance index and CFQ-R
- Blood and sputum biomarkers
- Microbiome in sputum
- Metabolipidomic profile
- Pharmacokinetics

CORBUS PHARMACEUTICALS

Safety and Tolerability Summary

- Anabasum was well tolerated
- No serious or severe anabasum-related TEAEs noted
- Most common anabasum-related mild adverse event:
  - Dry mouth (mild, 13% vs 0% in placebo)

Pulmonary Exacerbation Requiring Treatment with IV Antibiotics


Rate of Pulmonary Exacerbations Requiring IV Antibiotics
Events per subject per 12 weeks
Weeks 1-4
0.3
0.3
0.2
0.2
0.1
0.1
0.0
0.26
0.12
0.13
Placebo
1 mg
5 mg
Weeks 5-12
0.3
0.3
0.2
0.2
0.1
0.1
0.0
0.26
0.10
0.05
Placebo
20 mg
20 mg bid

- Pulmonary exacerbations (PEx) captured as an event of special interest
- PEx are respiratory or systemic symptoms requiring new antibiotics
- Reduction in PEx seen in all treatment arms compared to placebo

Clear reduction in the rate of pulmonary exacerbations treated with IV antibiotics for anabasum

Pulmonary Exacerbations Treated with Any New Antibiotic



Rate of Pulmonary Exacerbations Requiring New
Events per subject per 12 weeks
Weeks 1-4
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0.77
0.35
0.38
Placebo
1 mg
5 mg
Weeks 5-12
0.46
0.25
0.21
Placebo
20 mg
20 mg bid

- A broader look at acute pulmonary exacerbations as defined by treatment with any new antibiotics for respiratory system symptoms
- Reduction from placebo rate seen in all anabasum cohorts

Clear reduction in the rate of pulmonary exacerbations treated with any new antibiotic for anabasum

FEV1 % Predicted Values Remained Stable Throughout Study


LS Mean Change (SE) from Baseline
FEV1 % predicted
LS Mean Change from Baseline, SE
10
7.5
5
2.5
0
-2.5
-5
-7.5
-10
Placebo
Anabasum 20 QD
Anabasum 20 mg BID
1
29
85
Days

Consistent Reduction in Key Inflammatory Biomarkers (Sputum)

Reduction in anabasum 20 mg BID compared to placebo (Log^{10})


-0.70
Neutrophils, cells/ml
p = 0.053
-1.49
Eosinophils, cells/ml
p = 0.089
-1.34
Lymphocytes, cells/ml
-0.61
Macrophages, cells/ml
p = 0.061
-0.23
Neutrophil elastase, mcg/ml
p = 0.033
-0.19
IL-8, pg/mL
p = 0.037
-0.19
IgG, mg/dl
-2.5
-2
-1.5
-1
-0.5
0
Least squares mean difference from placebo (SE), log10

CORBUS PHARMACEUTICALS

Cystic Fibrosis Clinical Development Milestones

H1 2017

- ✓ Positive topline results from Phase 2 study
- Oral presentation of Phase 2 data at ECFS-17

H2 2017

- Expected launch of Phase 2b study
- Phase 2 data to be presented at NACFC-17

CORBUS PHARMACEUTICALS

Dermatomyositis & Systemic Lupus Erythematosus:

- Dermatomyositis
  - Ongoing Phase 2 study - topline results expected H2 2017
  - Ongoing open-label extension
  - NIH funded
- Systemic Lupus Erythematosus
  - Launching Phase 2 study H2 2017
  - NIH funded

CORBUS PHARMACEUTICALS



Dermatomyositis

Chronic systemic autoimmune disease characterized by inflammation of skin and muscles

50,000
Patients in the U.S. + EU

SKIN & MUSCLE
Involvement can cause significant morbidity and mortality from interstitial lung disease

NO FDA
Approved therapies for overall disease activity

Key Takeaways

- Treated with immunosuppressive therapies, but with significant toxicities
- Single center study underway at University of Pennsylvania
- NIH is funding the study
- Data readout expected H2 2017

CORBUS PHARMACEUTICALS

Dermatomyositis Phase 2 Clinical Study

Topline Results Expected H2 2017

- Double-blind placebo control randomized study
- 1 site - University of Pennsylvania Perlman School of Medicine
- 22 adults with refractory skin-predominant DM
- 16 week study, 12 weeks of active dosing
- Dose response: 20 mg QD, 20 mg BID or placebo

Primary Endpoints:

- Safety/tolerability
- Change in skin activity using CDASI

Secondary Endpoints:

- Quality of life
- Biomarkers of inflammation and disease activity in blood and skin

Dermatomyositis Open-Label Extension Underway

- Open-label extension to collect long-term safety and efficacy data
- 12-month open-label extension
- All subjects receive anabasum

CORBUS PHARMACEUTICALS

Systemic Lupus Erythematosus

Chronic systemic autoimmune disease characterized by arthritis, skin rashes, kidney disease, and involvement of the nervous system and other organs

500,000 – 600,000

Patients in the U.S. + EU
10-12:1 Women to Men
Higher Incidence and More Severe in Blacks and Asians

NON-IMMUNOSUPRESSIVE TREATMENTS NEEDED

Key Takeaways

Treated with immunosuppressive therapies

Multi-center study planned (n=100)

NIH is funding the study

CORBUS PHARMACEUTICALS

Systemic Lupus Erythematosus Phase 2 Clinical Study

Commence Patient Enrollment Expected H2 2017

- Double-blind, placebo controlled randomized study
- 10 sites in the U.S.
- 100 adults with SLE
- 16 week study, 12 weeks of active dosing
- Dose response: 20 mg BID, 20 QID 5 mg QID, or placebo

Primary Endpoints:

- Safety/tolerability
- Efficacy in inflammatory joint pain in subjects with active musculoskeletal disease

Secondary Endpoints:

- Efficacy in overall disease activity, musculoskeletal disease, and quality of life
- Biomarkers of inflammation
- Pharmacokinetics

DM and SLE Clinical Development Milestones

H1 2017

DM

- ✓ Complete enrollment of Phase 2 study

H2 2017

DM

- Topline data from Phase 2 study

SLE

- Start Phase 2 study

Scientific Advisory and Principal Investigators

Scientific Advisors

Michael Knowles, MD, PhD	THE UNIVERSITY of NORTH CAROLINA at CHAPEL HILL
Charles Serhan, PhD	HARVARD MEDICAL SCHOOL

Principal Investigators

Robert Spiera, MD US PI – SSc	HOSPITAL FOR SPECIAL SURGERY
Christopher Denton, PhD, FRCP EU PI – SSc	Royal Free London NHS Foundation Trust
James Chmiel, MD US PI – CF	Case Western Reserve University EST. 1826 think beyond the possible
Stuart Elborn, MD, FRCP EU PI – CF	Royal Brompton & Harefield NHS Foundation Trust
Victoria Werth, MD US PI – DM	Penn University of Pennsylvania
Meggan Mackay, MD US PI – SLE	Hofstra Northwell School of Medicine at Hofstra University

Financial Profile: CRBP (NASDAQ)

Current Capital Funds Operations Through End of 2018

$353MM
Market cap*

50.2MM
Common shares outstanding
(57.8MM fully diluted)**

$78MM
Raised to-date
+
$20MM
non-dilutive funding from N.I.H. and CF Foundation

1.11MM
50d average daily volume*

$49MM
Cash balance**

* Based on June 5, 2017 closing price of $7.05 per share
** As of March 31, 2017

CORBUS PHARMACEUTICALS

CONTACT US

Corbus Pharmaceuticals Holdings, Inc.

617.963.0100

info@corbuspharma.com

www.corbuspharma.com

100 River Ridge Drive

Norwood, MA 02062


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